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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 16, 2003
               (DATE OF EARLIEST EVENT REPORTED: APRIL 16, 2003)


                        COMMISSION FILE NUMBER: 333-81601

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                             EAST COAST POWER L.L.C.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                 DELAWARE                                     52-2143667
        (State or Other Jurisdiction                       (I.R.S. Employer
       of Incorporation or Organization)                   Identification No.)

               EL PASO BUILDING
             1001 LOUISIANA STREET                              77002
                HOUSTON, TEXAS                                (Zip Code)
   (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (713) 420-2600

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ITEM 5.   OTHER MATTERS

         On April 16, 2003, El Paso Corporation announced the sale of its interests in East Coast Power, L.L.C. for $456 million. A copy of El Paso Corporation's press release is attached as Exhibit 99.1, and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          c.  Exhibits

              Exhibit
              Number                     Description
              -------                    -----------

               99.1             Press Release dated April 16, 2003
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   EAST COAST POWER L.L.C.


Date:  April 16, 2003                         /s/ JOHN L. HARRISON
                                   ---------------------------------------------
                                                  John L. Harrison
                                   Senior Vice President/Chief Financial Officer
                                           (Principal Financial Officer)
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                                 EXHIBIT INDEX

         Exhibit
         Number                      Description
         -------                     -----------

           99.1         Press Release dated April 16, 2003.